UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2021

Oaktree Strategic Income Corporation

(Exact name of Registrant as specified in its charter)

Delaware	814-01013	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 19, 2021, Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), completed its previously announced acquisition of Oaktree Strategic Income Corporation (“OCSI”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 28, 2020, by and among OCSI, OCSL, Lion Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OCSL (“Merger Sub”), and, solely for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSI and OCSL. Pursuant to the Merger Agreement, Merger Sub was first merged with and into OCSI, with OCSI as the surviving corporation (the “Merger”), and, immediately following the Merger, OCSI was then merged with and into OCSL, with OCSL as the surviving company (together with the Merger, the “Mergers”). As a result of, and as of the effective time of, the Mergers, OCSI’s separate existence ceased.

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of OCSI’s common stock was converted into the right to receive 1.3371 shares of OCSL’s common stock (with OCSI’s stockholders receiving cash in lieu of fractional shares of OCSL’s common stock). As a result of the Mergers, OCSL issued an aggregate of approximately 39.4 million shares of its common stock to former OCSI stockholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by OCSI as Exhibit 2.1 to its Current Report on Form 8-K filed on October 29, 2020.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing.

In connection with the closing of the transactions contemplated by the Merger Agreement, on March 19, 2021, OCSI notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of Merger and requested that Nasdaq file with the U.S. Securities and Exchange Commission a Form 25 Notification of Removal of Listing and/or Registration to delist the shares of OCSI’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. Trading of shares of OCSI’s common stock on Nasdaq is expected to be suspended after the closing of trading on March 19, 2021. The information contained in Item 2.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Items 2.01 and 5.03 and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of OCSI occurred. The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, (i) each of the named executive officers and directors of OCSI ceased to be named executive officers and directors of OCSI and (ii) the director and officers of Merger Sub as of immediately prior to the effective time of the Merger became the directors and officers of OCSI.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of OCSI was amended and restated in the form of the certificate of incorporation of Merger Sub and the bylaws of Merger Sub, as in effect immediately prior to the effective time of the Merger, became the second amended and restated bylaws of OCSI (as the surviving corporation in the Merger). The second amended and restated certificate of incorporation and second amended and restated bylaws of OCSI (as the surviving corporation in the Merger), each as in effect immediately following the effective time of the Merger, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The adjusted net asset value per share of OCSL common stock as of March 17, 2021 was estimated to be $7.07, and the adjusted net asset value per share of OCSI common stock as of March 17, 2021 was estimated to be $9.45, net of the $0.10 per share special distribution (the “OCSI Special Distribution”).

The net asset value determinations described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The net asset value was not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of OCSL’s financial results. OCSL’s net asset value per share as of March 31, 2021 may differ materially from the estimated net asset value provided in this report as a result of the completion of OCSL’s financial closing procedures, and final adjustments and other developments arising between now and the time that OCSL’s financial results as of and for the three months ended March 31, 2021 are finalized. Due to the closing of the Mergers, OCSI will not be separately reporting a net asset value per share as of March 31, 2021.

On March 19, 2021, OCSL issued a press release announcing, among other things, (i) the completion of the Mergers and (ii) that, prior to completion of the Mergers, and as previously announced, the board of directors of OCSI declared the OCSI Special Distribution. The OCSI Special Distribution will be payable on or about March 19, 2021 to stockholders of record of OCSI as of March 17, 2021 who held their shares through March 19, 2021. A copy of this press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01 is being “furnished” and is not deemed “filed” by OCSI for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger among the Registrant, Oaktree Specialty Lending Corporation, Lion Merger Sub, Inc. and Oaktree Fund Advisors LLC (for the limited purposes set forth therein), dated as of October 28, 2020 (Incorporated by reference to Exhibit 2.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on October 29, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Second Amended and Restated Bylaws of the Registrant.

99.1	Press release of Oaktree Specialty Lending Corporation dated March 19, 2021

*

Exhibits and schedules to Exhibit 2.1 have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME CORPORATION

Date: March 19, 2021	By:	/s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer and Treasurer